                                                                  Execution Copy


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         This Amendment to Credit Agreement (this "Amendment") is made as of the 15th day of September, 2003, by and among ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"); ATLAS PIPELINE PARTNERS GP, LLC, a Delaware limited liability company ("General Partner"); ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company ("APL New York"); ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company ("APL Ohio"), ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company ("APL Pennsylvania"), ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("APL Operating," together with General Partner, APL New York, APL Ohio and APL Pennsylvania, collectively, the "Guarantors" and the Borrower and the Guarantors collectively, the "Obligors"); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity the "Administrative Agent"), and as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank").

                                R E C I T A L S:

         A. The Obligors, Lenders and Administrative Agent are parties to the Credit Agreement dated December 27, 2002 (the "Credit Agreement"), pursuant to which the Lenders agreed to loan up to $7,500,000 to Borrower.

         B. The Credit Agreement was amended by that certain First Amendment to Credit Agreement dated January 31, 2003 (the "First Amendment"), pursuant to which the Lenders agreed to loan up to $10,000,000 to Borrower.

         C. Effective March 28, 2003, Wachovia Bank, National Association, as Lender, assigned to KeyBank National Association, pursuant to that certain Assignment Agreement dated March 28, 2003 (the "Assignment Agreement"), fifty percent (50%) of Wachovia Bank, National Association's Percentage Share of the Revolving Credit Commitment. Pursuant to such assignment, KeyBank National Association is a Lender.

         D. Contemporaneously with the execution of the Assignment Agreement, the Credit Agreement was further amended by that certain Second Amendment to Credit Agreement dated March 28, 2003 (the "Second Amendment"), pursuant to which the Lenders agree to loan up to $15,000,000 to Borrower (the Credit Agreement as amended by the First Amendment and by the Second Amendment is herein called the "Original Agreement").

         E. Borrower has requested that the Original Agreement be further amended including without limitation, increasing the aggregate Maximum Revolving Credit Amount to $20,000,000, and providing for the acquisition of certain Unrestricted Entities (as herein defined), and the Lenders and the Administrative Agent consent to amend the Original Agreement in order to modify certain provisions of the Original Agreement pursuant to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. Terms Defined in Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Original Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Original Agreement, as amended by this Amendment, is hereinafter called the "Agreement."

         SECTION 2. Amendment to Agreement. Subject to the conditions precedent set forth in Section 3 hereof, the Original Agreement is hereby amended as follows:

                  (a) Section 1.02 is amended to add the following:

                      "APC" shall mean Alaska Pipeline Company, LLC, a Delaware limited liability company.

                      "APC Acquisition" shall mean APC Acquisition, LLC, a Delaware limited liability company.

                      "RAI" shall mean Resource America, Inc., a Delaware corporation.

                      "RAI Put Agreement" shall mean the Put Agreement to be entered into between Borrower and RAI containing substantially the same terms as set forth in the RAI Put Term Sheet.

                      "RAI Put Term Sheet" shall mean the term sheet dated September 15, 2003 for RAI Standby Commitment to Borrower for Friedman Billings Ramsey Put Right.

                      "Unrestricted Entities" shall mean APC Acquisition and, upon consummation of its acquisitions of an equity interest in APC by APC Acquisition, APC.

                  (b) The definition of "Applicable Margin" is amended by deleting the table contained therein and adding the following table in replacement thereof:

-----------------------------------------------------------------------------
             Leverage Ratio                      Applicable Margin
-----------------------------------------------------------------------------
                                         LIBOR Loans        Base Rate Loans
-----------------------------------------------------------------------------
                                          L/C Fees
-----------------------------------------------------------------------------
Less than or equal to 1.5                   1.50%               0.00%
-----------------------------------------------------------------------------
Greater than 1.5,                           1.75%               0.25%
but less than or equal to 2.5
-----------------------------------------------------------------------------
Greater than 2.5,                           2.00%               0.50%
but less than or equal to 3.0
-----------------------------------------------------------------------------
Greater than 3.0                            2.50%               0.75%
-----------------------------------------------------------------------------

                  (c) The definition of "Guarantor" is amended by adding the following phrase immediately before the period (".") at the end of the definition:

                      ", except for the Unrestricted Entities"

                  (d) The definition of "Change in Control" is amended by adding the following phrase immediately following the term "Borrower at the end of clause (i) of such definition:

                      "(provided, however, the acquisition by RAI, or a wholly-owned subsidiary of RAI, of 25% or more of the voting common units of Borrower pursuant to the terms of the RAI Put Agreement is deemed to not constitute a Change in Control)"

                  (e) The definition of "Consolidated Subsidiaries" is amended by adding the following phrase immediately before the period (".") at the end of the definition:

                      ", provided, however, that the Consolidated Subsidiaries of Borrower shall not include the Unrestricted Entities"

                  (f) Clause (i) in the first sentence of Section 2.06 is deleted and replaced in its entirety by the following:

                      "(i) as of September 15, 2003"

                  (g) Section 2.12 is deleted in its entirety.

                  (h) The second sentence of Section 8.13 is deleted and replaced in its entirety by the following sentences:

                      "In addition, at the time of the formation or acquisition of any Subsidiary (other than the Unrestricted Entities), Borrower shall cause such Subsidiary to execute and deliver to the Administrative Agent (a) a Guaranty substantially in the form and upon the terms of Exhibit G-1, providing for the guaranty of payment and performance of the Indebtedness, (b) Security Documents in form and substance satisfactory to the Administrative Agent creating liens and security interests in all assets and properties of such Subsidiary and in the equity interest of such Subsidiary except for any equity interests in Unrestricted Entities, and (c) such other documents and instruments as may be required with respect to such Subsidiary pursuant to Section 8.05. At the time or acquisition of any Subsidiary or any Unrestricted Entity, Borrower shall cause such Subsidiary or Unrestricted Entity to execute and deliver to Administrative Agent certified copies of such Subsidiary's, or Unrestricted Entity's, as the case may be, organizational documents.

                  (i) Section 9.01 is amended by replacing the period (".") with a semi-colon (";") at the end of Subsection 9.01 (h), and deleting the existing Subsection 9.01 (i) and replacing it with the following Subsections 9.01(i), (j) and (k):

                      "(i) Debt in the form of limited guaranty agreements executed by Borrower and APL Operating, severally, guaranteeing Debt incurred by APC Acquisition in an amount not to exceed $50,000,000;

                      (j) Debt not otherwise described under subparagraphs (a) through (i) above not to exceed $250,000 in the aggregate; and

                      (k) Debt to RAI constituting Borrower's obligation to purchase RAI's Preferred Membership Interests in APC Acquisition, in the event RAI acquires such interests from Friedman Billings Ramsey under the terms of the RAI Put Agreement, and to reimburse RAI for its expenses in accordance with the RAI Put Term Sheet."

                  (j) Section 9.02 is amended by deleting the "and" at the end of Subsection 9.02(e) and inserting immediately before the period (".") at the end of Subsection 9.02 (f), the following Subsection 9.02(g):

                      "and,

                      (g) Liens on equity interests in any Unrestricted Entities securing Debt of such Unrestricted Entities."

                  (k) Subsection 9.03(i) is amended by:

                           (A) adding to clause (b) the following phrase immediately following the term "Person":

                                    "(other than an Unrestricted Entity)";

                           (B) adding to clause (e) the following phrase immediately following the term "Person":

                                    "(other than an Unrestricted Entity)";

                           (C) adding to clause (f) the following phrase immediately following the phrase "in such acquired assets" at the end of clause (f):

                                    "; provided, however, nothing herein shall require any Unrestricted Entity to grant a first priority lien in its assets"; and

                           (D) deleting existing clause (y) and replacing it in its entirety by the following:

                                    "(y) such acquisitions outside the
                                    Appalachian Basin which are otherwise
                                    permitted pursuant to this Section 9.03(i) shall be limited to an aggregate purchase price of $5,000,000 during the term of this Agreement, except for the acquisition by APC Acquisition of an equity interest in APC."

                  (l) Section 9.06 is amended by adding the following phrase at the end of the first sentence thereof:

                      "and as an owner of Unrestricted Entities."

                  (m) Section 9.14 is amended by deleting the number "3.00" and replacing it with the number "3.50."

                  (n) Section 9.15 is amended by deleting the number "$16,000,000" and replacing it with the number "$30,500,000."

                  (o) Section 9.18 is amended by deleting the "and" immediately following the number "5" and adding the following phrase immediately following the number "6":

                      ", 19, and 20"

                  (p) Section 9.20 is amended by adding the following phrase immediately following the term "Subsidiaries" in the first sentence thereof:

                      "(other than Unrestricted Entities)"

                  (q) Section 9.23 is amended by adding the following sentence at the end thereof: "Without limiting the forgoing, no amendment to the RAI Put Agreement shall be made that shall modify the terms of Borrower's payment option with respect to the RAI put in such a manner as to require or permit Borrower to pay cash to RAI for such put."

                  (r) Annex I attached to the Original Agreement is deleted in its entirety and Annex I attached hereto is substituted in lieu thereof.

                  (s) Schedule 7.15 attached to the Original Agreement is deleted in its entirety and Schedule 7.15 attached hereto is substituted in lieu thereof.

                  (t) Schedule 7.23 attached to the Original Agreement is amended to add as items 19 and 20 thereto the RAI Put Term Sheet and the RAI Put Agreement, respectively.

         SECTION 3. Increase in Maximum Revolving Credit Amounts. Upon satisfaction of the conditions of effectiveness under Section 4 hereof, the total aggregate Maximum Revolving Credit Amounts will be increased to $20,000,000. After giving effect to this Amendment, the Maximum Revolving Credit Amounts, outstanding Loans, risk relating to outstanding Letters of Credit, and Percentage Share of the Lenders are as set forth on Annex I hereto.

         SECTION 4. Conditions of Effectiveness. The obligations of Administrative Agent and Lenders to amend the Original Agreement as provided in this Amendment and give effect to Section 3 hereof is subject to the fulfillment of the following conditions precedent:

                  (a) Borrower shall deliver to Administrative Agent and Lenders multiple counterparts of this Amendment, duly executed by the Obligors and the Unrestricted Entities.

                  (b) Borrower shall deliver to Wachovia Bank, National Association its $10,000,000 promissory note duly executed by Borrower.

                  (c) Borrower shall deliver to KeyBank National Association its $10,000,000 promissory note duly executed by Borrower.

                  (d) Borrower shall deliver duly executed multiple counterparts of certificates of the Secretary or Assistant Secretary of each of the Company, and the Guarantors setting forth resolutions of its Board of Directors in form and substance satisfactory to the Lender with respect to this Amendment.

                  (e) Borrower shall deliver such other agreements, documents, financing statements, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may request.

                  (f) Borrower shall pay to Administrative Agent, for the ratable account of the Lenders, a fee equal to three-quarters of one percent (0.75%) of the increase in the total aggregate Maximum Revolving Credit Amounts from $15,000,000 to $20,000,000.

                  (g) Borrower shall have made payment to Administrative Agent, in immediately available funds, payment of all accrued and unpaid legal fees and expenses referred to in Section 12.03 of the Original Agreement and Section 8 hereof to the extent invoices for such fees and expenses have been delivered to Borrower.

         SECTION 5. Post-Closing Obligations. On or before September 30, 2003, each Obligor, as applicable, shall deliver to Administrative Agent (i) duly executed multiple counterpart amendments to such of the Security Instruments as requested by Administrative Agent to amend the amount of the maximum indebtedness secured by such Security Documents from $15,000,000 to $20,000,000, and, (ii) as necessary, such mortgage tax affidavit(s). Each Obligor, as necessary, shall pay such mortgage taxes as may be due as a result of the amendment to the Security Instruments.

         SECTION 6. Representations and Warranties. Each of the Obligors, as applicable, represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

                  (a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken;

                  (b) The Original Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which such Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms;

                  (c) This Amendment does not and will not violate any provisions of any of the Organization Documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which such Obligor is subject; the Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor other than those permitted by the Original Agreement and this Amendment;

                  (d) Execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof; and

                  (e) No Default or Event of Default exists and all of the representations and warranties contained in the Original Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent and Lenders in writing.

         Nothing in this Section 6 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which any Obligor is a party.

         SECTION 7. Reference to and Effect on the Agreement.

                  (a) Upon the effectiveness of Sections 1, 2 and 3 hereof, on and after the date hereof, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Original Agreement as amended hereby.

                  (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 8. Cost, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 9. Extent of Amendments. Except as otherwise expressly provided herein, the Original Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Original Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the Collateral is unimpaired by this Amendment.

         SECTION 10. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 11. Affirmation of Security Interest. Obligors hereby confirm and agree that any and all liens, security interest and other security or Collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 12. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 14. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 15. NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  [The remainder of this page intentionally blank. Signature pages to follow.]

         IN WITNESS WHEREOF, the parties have executed this Third Amendment to Credit Agreement the day and year first above written.

                                      BORROWER:

                                      ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership

                                      By:  Atlas Pipeline Partners GP, LLC,
                                           its General Partner


                                           By:
                                               --------------------------------
                                                 Michael L. Staines, President

                                      GUARANTORS:

                                      ATLAS PIPELINE PARTNERS GP, LLC, a
                                      Delaware limited liability company



                                           By:
                                               --------------------------------
                                                 Michael L. Staines, President



                                      ATLAS PIPELINE NEW YORK, LLC, a
                                      Pennsylvania limited liability company

                                      By:  Atlas Pipeline Operating Partnership,
                                           L.P., a Delaware limited partnership
                                           and its sole member

                                           By: Atlas Pipeline Partners GP, LLC,
                                               a Delaware limited liability
                                               company and its sole general
                                               partner


                                               By:
                                                   -----------------------------
                                                   Michael L. Staines, President


                                      ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company

                                      By:  Atlas Pipeline Operating Partnership,
                                           L.P., a Delaware limited partnership
                                           and its sole member

                                           By: Atlas Pipeline Partners GP, LLC,
                                               a Delaware limited liability
                                               company and its sole general
                                               partner


                                               By:
                                                   -----------------------------
                                                   Michael L. Staines, President

                                      ATLAS PIPELINE PENNSYLVANIA, LLC, a
                                      Pennsylvania limited liability company

                                      By:  Atlas Pipeline Operating Partnership,
                                           L.P., a Delaware limited partnership
                                           and its sole member

                                           By: Atlas Pipeline Partners GP, LLC,
                                               a Delaware limited liability
                                               company and its sole general
                                               partner


                                               By:
                                                   -----------------------------
                                                   Michael L. Staines, President



                                      ATLAS PIPELINE OPERATING PARTNERSHIP, a
                                      Delaware limited partnership


                                      By:  Atlas Pipeline Operating Partnership,
                                           L.P., a Delaware limited partnership
                                           and its sole member

                                           By:
                                               --------------------------------
                                                 Michael L. Staines, President

                                      LENDER, ADMINISTRATIVE AGENT AND
                                      ISSUING BANK:

                                      WACHOVIA BANK, NATIONAL ASSOCIATION
                                      Individually, Administrative Agent and
                                      Issuing Bank


                                      By:
                                         --------------------------------------
                                               Russell Clingman
                                               Director

                                      LENDER:

                                      KEYBANK NATIONAL ASSOCIATION
                                      Individually


                                      By:
                                         --------------------------------------
                                               Keven D. Smith
                                               Vice President

                                     ANNEX 1
                                    Annex I 1

--------------------------------------------------------------------------------------------------------------------
                                                                                                  Maximum Revolving
        Name of Lender           Outstanding Loans     Letters of Credit     Percentage Share       Credit Amount
--------------------------------------------------------------------------------------------------------------------
Wachovia Bank, National         $0                    $0                           50%               $10,000,000
Association
--------------------------------------------------------------------------------------------------------------------
KeyBank National Association    $0                   $0                            50%               $10,000,000
--------------------------------------------------------------------------------------------------------------------
Total                           $0                                                 100%              $20,000,000
--------------------------------------------------------------------------------------------------------------------

                                   Annex I 1

                                  SCHEDULE 7.15

                             OWNERSHIP/SUBSIDIARIES

        (Issued and Outstanding Membership Units of the General Partner)

-----------------------------------------------------------------------------------------------------------------
                 Holder                                        Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------
AIC, Inc.                                     33.40% member interest of Atlas Pipeline Partners, GP, LLC
-----------------------------------------------------------------------------------------------------------------
Viking Resources Corp.                        23.56% member interest of Atlas Pipeline Partners, GP, LLC
-----------------------------------------------------------------------------------------------------------------
Resource Energy Group, Inc.                   20.24% member interest of Atlas Pipeline Partners, GP, LLC
-----------------------------------------------------------------------------------------------------------------
Atlas Energy Group, Inc.                      10.21% member interest of Atlas Pipeline Partners, GP, LLC
-----------------------------------------------------------------------------------------------------------------
REI - NY, Inc.                                6.63% member interest of Atlas Pipeline Partners, GP, LLC
-----------------------------------------------------------------------------------------------------------------
Atlas Resources, Inc.                         5.96% member interest of Atlas Pipeline Partners, GP, LLC
-----------------------------------------------------------------------------------------------------------------

            (Ownership of Authorized Securities of the Subsidiaries)

Atlas Pipeline Partners, L.P. owns a 98.9899% limited partner interest in Atlas Pipeline Operating Partnership, L.P.

Atlas Pipeline Partners GP, LLC owns a 1.0101% general partner interest in Atlas Pipeline Operating Partnership, L.P.

Atlas Pipeline Operating Partnership, L.P. owns a 100% member interest in Atlas Pipeline Ohio, LLC.

Atlas Pipeline Operating Partnership, L.P. owns a 100% member interest in Atlas Pipeline Pennsylvania, LLC.

Atlas Pipeline Operating Partnership, L.P. owns a 100% member interest in Atlas Pipeline New York, LLC.

Atlas Pipeline Operating Partnership, L.P. owns a 100% member interest in APC Acquisition, LLC.


                                 Schedule 7.15